Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Strive 1000 Dividend Growth ETF (STXD)
(the “Fund”)
(a series of EA Series Trust)
Listed on New York Stock Exchange
April 24, 2024
Supplement to the
Summary Prospectus dated November 30, 2023 (as amended January 9, 2024)
and the Prospectus dated November 30, 2023 (as supplemented December 8, 2023)
The second paragraph of the section entitled “Principal Investment Strategies” on page 2 of the Summary Prospectus and the second paragraph of the section entitled “Strive 1000 Dividend Growth ETF—Fund Summary” on page 25 of the Prospectus is replaced with the following:
A security is eligible for inclusion in the Index if such security i) has demonstrated five consecutive years of positive growth; ii) exhibits a five-year dividend growth ratio that is greater than that of the overall Bloomberg US 1000 Growth Index; and iii) has a minimum average daily value traded that is greater than or equal to $5 million. Each security in the Index is free float market capitalization weighted.

Please retain this Supplement for future reference.